Leader Short Term High Yield Bond Fund

(formerly Leader Short Duration Bond Fund)

Institutional Shares: LCCIX

Investor Shares: LCCMX

Class A Shares: LCAMX

Class C Shares: LCMCX

Leader Total Return Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Leader High Quality Low Duration Bond Fund

Institutional Shares: LFIFX

Investor Shares: LFVFX

Supplement dated January 8, 2021

to the Prospectus dated October 1, 2020, as supplemented

The following supersedes any contrary information contained in the Funds’ current Prospectus.

_____________________________________________________________________________________

This supplement provides information regarding certain changes to Leader Short Term High Yield Bond Fund, Leader Total Return Fund and Leader High Quality Low Duration Bond Fund (each a “Fund” and collectively, the “Funds”).

The minimum initial investment amount for Institutional Class shares of each Fund has been lowered from $2,000,000 per account to $100,000 per account. Accordingly, effective immediately, the Funds’ Prospectus is revised as follows:

With respect to Leader Short Term High Yield Bond Fund, the sub-section titled “Purchase and Sale of Fund Shares” contained in the Fund’s “Fund Summary” section of the Prospectus is hereby deleted and replaced with the following:

Purchase and Sale of Fund Shares: For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $100,000. There is no minimum for subsequent investments. For Investor Class, Class A and Class C shares, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

With respect to each of Leader Total Return Fund and Leader High Quality Low Duration Bond Fund, the sub-section titled “Purchase and Sale of Fund Shares” contained in each Fund’s “Fund Summary” section of the Prospectus is hereby deleted and replaced with the following:

Purchase and Sale of Fund Shares: For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $100,000. There is no minimum for subsequent investments. For Investor Class shares, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

The sub-section titled “Minimum and Additional Investment Amounts” contained in the “How to Purchase Shares” section of the Funds’ Prospectus is hereby deleted and replaced with the following:

Minimum and Additional Investment Amounts: For Institutional Class shares of each Fund, the minimum initial investment amount for all accounts (including IRAs) is $100,000. There is no minimum for subsequent investments. For Investor Class shares of each Fund, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. For the High Yield Fund Class A and Class C shares, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. The minimum initial investment for each share class may be waived or lowered at any time for clients of the Funds’ Advisor and accounts related to such Advisor clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary or retirement account. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

The sub-section titled “Low Balances” contained in the “How to Redeem Shares” section of the Funds’ Prospectus is hereby deleted and replaced with the following:

Low Balances: If at any time your account balance in a Fund falls below $2,500 for Class A, Class C and Investor Class shares or $100,000 for Institutional Class shares, the Fund may notify you that, unless the account is brought up to the applicable minimum within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the applicable minimum due to a decline in NAV.

_____________________________________________________________________________________

You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated October 1, 2020, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE RFERENCE

_____________________________________________________________________________________